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                                                                  Exhibit 99.2

                                                                EXECUTION COPY

                                 $240,000,000

                             AMPHENOL CORPORATION

                   97/8% SENIOR SUBORDINATED NOTES DUE 2007

                            UNDERWRITING AGREEMENT

                                                                  May 13, 1997

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
LEHMAN BROTHERS INC.
BT SECURITIES CORPORATION
CHASE SECURITIES INC.
  c/o Donaldson, Lufkin & Jenrette
        Securities Corporation
      2121 Avenue of the Stars
      Los Angeles, California  90067

Ladies and Gentlemen:

            Amphenol Corporation, a Delaware corporation (the "Company"), proposes to issue and sell $240,000,000 in principal amount of its 97/8% Senior Subordinated Notes due 2007 (the "Securities") to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), Lehman Brothers Inc. ("Lehman"), BT Securities Corporation ("BT") and Chase Securities Inc. ("CSI" and, together with DLJ, Lehman and BT, the "Underwriters"). The Securities are to be issued pursuant to the provisions of an Indenture to be dated as of May 19, 1997, (the "Indenture") between the Company and IBJ Schroder Bank & Trust Company, as Trustee (the "Trustee").

            It is understood by the parties hereto that (i) the Company has entered into the Agreement and Plan of Merger, dated as of January 23, 1997 (as amended as of April 9, 1997, the "Merger Agreement"), between the Company and NXS Acquisition Corp., (ii) on the Closing Date (as defined), the Company will purchase for cash, upon the terms of and subject to the Offer to Purchase and Consent Solicitation Statement, dated April 15, 1997 (as supplemented from time to time, the "Statement"), and in the accompanying Consent and Letter of Transmittal (the "Letter of Transmittal" and, together with the Statement, the "Offer to Purchase") all of its outstanding 12 3/4% Senior Subordinated Notes due 2002 (the "12 3/4% Notes") tendered by the holders thereof pursuant to the Offer to Purchase, (iii) the Company has entered into the Dealer Manager and Solicitation Agent Agreement, dated April 15, 1997, among
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the Company, DLJ and Lehman relating to the Offer to Purchase (the "Dealer
Manager Agreement"), (iv) on April 29, 1997, the Company entered into a Supplemental Indenture with respect to the 12 3/4% Notes, (v) the Company has entered into a Waiver Agreement with holders of a majority of its outstanding 10.45% Senior Notes due 2001 (the "Senior Note Consent") and (vi) on or prior to the Closing Date the Company and the other parties thereto will enter into the Credit Facilities (as defined in the Prospectus (as defined)). This Agreement, the Merger Agreement, the Senior Note Consent, the Credit Facilities and the Supplemental Indenture, in each case including all the transactions contemplated hereby and thereby, are referred to as the "Transaction Documents."

            1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Act"), a registration statement on Form S-3 (No. 333-22521), including a prospectus relating to the Securities, which may be amended. The registration statement as amended at the time when it becomes effective, including all financial schedules and exhibits thereto and documents incorporated therein by reference and including a registration statement (if any) filed pursuant to Rule 462(b) under the Act increasing the size of the offering registered under the Act and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 434 under the Act, is hereinafter referred to as the "Registration Statement"; and the prospectus (including any prospectus subject to completion taken together with any term sheet meeting the requirements of Rule 434(b) or Rule 434(a) under the Act) in the form first used to confirm sales of Securities is hereinafter referred to as the "Prospectus," except that if any revised prospectus shall be provided to you by the Company for use in connection with the offering of the Securities as contemplated by Section 5 hereof which differs from the form of prospectus first used to confirm sales of Securities, the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to you for such use. Any reference herein to any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such preliminary prospectus or prospectus, as the case may be, and any reference to any amendment or supplement to any preliminary prospectus or Prospectus shall be deemed to refer to and include any documents filed after the date of such preliminary prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Exchange Act"), and incorporated by reference in such preliminary prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to
Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement.

            2. Agreements to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, (i) the Company agrees to issue and sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, the principal amount of Securities set forth opposite the


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name of such Underwriter in Annex I hereto, at a purchase price of 97.406% of the principal amount thereof (the "Purchase Price"), plus accrued interest thereon, if any, from May 19, 1997 to the date of payment and delivery.

            3. Terms of Public Offering. The Company is advised by you that the Underwriters propose (i) to make a public offering of their respective portions of the Securities as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

            4. Delivery and Payment. Delivery to the Underwriters of and payment for the Securities shall be made at 10:00 A.M., New York City time, on May 19, 1997, (unless postponed in accordance with the provisions of Section 9) following the date of the public offering (the "Closing Date") at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017 or at such place as you and the Company may agree in writing. The Closing Date and the location of delivery of and the form of payment for the Securities may be varied by agreement between you and the Company.

            Certificates for the Securities shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date. Such certificates shall be made available to you for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date. Certificates in definitive form evidencing the Securities shall be delivered to you on the Closing Date, with any transfer taxes thereon duly paid by the Company, for the respective accounts of the several Underwriters, against payment of the Purchase Price therefor by wire transfer payable in same day funds to the order of the Company or as the Company may direct.

            5.    Agreements of the Company.  The Company agrees with you:

            (a) If necessary, to (i) file (A) an amendment to the Registration Statement, (B) a post-effective amendment to the Registration Statement pursuant to Rule 430A under the Act or (C) a new or additional registration statement pursuant to Rule 462(b) or (c) under the Act, in each case, as soon as practicable after the execution and delivery of this Agreement; (ii) provide evidence satisfactory to the Underwriters of such timely filing; and (iii) use its best efforts to cause the Registration Statement or such post-effective amendment to become effective at the earliest possible time.

            (b) To comply fully and in a timely manner with the applicable provisions of Rule 424, Rule 430A and Rule 462 under the Act.

            (c) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment to it becomes effective,
      (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension or qualification of the Securities for offering or sale in any jurisdiction, or the initiation


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      of any proceeding for such purposes, and (iv) of the happening of any event during the period referred to in paragraph (f) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading, or of the necessity to amend or supplement the Registration Statement or Prospectus (as then amended or supplemented) to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

            (d) To furnish to you, without charge, a signed copy of the Registration Statement as first filed with the Commission and each amendment to it, including all exhibits and documents incorporated therein by reference, and to furnish to you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.

            (e) Not to file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, to make any amendment or supplement to the Prospectus or to make any filing with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act of which you shall not previously have been advised or to which you shall reasonably object.

            (f) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish to each Underwriter as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter may reasonably request.

            (g) If, during the period specified in paragraph (f), any event shall occur as a result of which it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with the Act or the Exchange Act, forthwith to
      (i)(A) prepare and file, subject to the provisions of paragraph (e) above, with the Commission an appropriate amendment or supplement to the Prospectus or (B) file under the Exchange Act a document to be incorporated by reference in the Prospectus, so that in either case, the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the Act and the Exchange Act, and
      (ii) to furnish to each of you, such number of copies of such documents as such Underwriter may reasonably request.

            (h) Prior to any public offering of the Securities, (i) to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Securities for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions of the United States as you may request,


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      (ii) to continue such qualification in effect so long as required for distribution of the Securities and (iii) to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or taxation, other than as to matters and transactions relating to the offer and sale of the Securities, in any jurisdiction where it is not now so subject.

            (i) To mail and make generally available to its security holders as soon as reasonably practicable an earning statement covering a period of at least twelve months after the effective date (as defined in Rule 158 of the Act) of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of
      Section 11(a) of the Act.

            (j) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to (i) the preparation, printing, filing and distribution to the Underwriters of the Registration Statement (including financial statements and exhibits), each preliminary prospectus and all amendments and supplements to any of them prior to or during the period specified in paragraph (f), (ii) the printing and delivery to the Underwriters of the Prospectus and all amendments or supplements to it during the period specified in paragraph (f), (iii) the printing and delivery of this Agreement and the preliminary and final Blue Sky Memoranda (including in each case any disbursements of counsel for the Underwriters relating to such printing and delivery), (iv) the registration with the Commission of the Securities, (v) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states and any foreign jurisdiction (including in each case fees and disbursements of counsel for the Underwriters relating to such registration or qualification and memoranda relating thereto), (vi) filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. ("NASD") in connection with the offering of the Securities, (vii) furnishing such copies of the Registration Statement, the preliminary prospectus, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Securities by the Underwriters, (viii) fees, disbursements and expenses of the Company's counsel and accountants, and (ix) all other reasonable costs and expenses incident to the performance by the Company of its other obligations under this Agreement (other than each parties' respective share of the costs and expenses incurred in connection with the roadshow; provided that the Company and the Underwriters shall split equally the costs of private air travel).

            6. Representations and Warranties. The Company represents and warrants to each Underwriter that:

            (a) The Company either (i) has filed with the Commission prior to the effectiveness of the Registration Statement, a further amendment thereto, including therein a final prospectus, or (ii) will file with the Commission after the effectiveness of


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      such Registration Statement, a final prospectus in accordance with Rules
      430A and 424(b) under the Act and (iii) may file with the Commission after the effectiveness of such Registration Statement, a post-effective amendment thereto or a new or additional registration statement in accordance with Rule 462 under the Act; any required filing of the Prospectus, or any supplement thereto, pursuant to Rule 424(b) under the Act has been or will be made in the manner and within the time period required thereunder; any required filing of a post-effective amendment under Rule 430A of the Act or any new or additional registration statement pursuant to Rule 462 under the Act has been or will be made in the manner and within the time period required thereunder; no stop order suspending or preventing the use of the Registration Statement or the Prospectus, or any amendment or supplement thereto, has been issued and no proceedings for such purpose are, to the knowledge of the Company, pending before or threatened by the Commission.

            (b) (i) The documents incorporated by reference in the Registration Statement, when they became effective or were filed with the Commission, as the case may be, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the documents incorporated by reference in the Registration Statement, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Exchange Act; (iii) any further documents so filed and incorporated by reference in the Registration Statement or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Exchange Act; and (iv) any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that the representations and warranties set forth in this paragraph (b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished through you expressly for use therein, or to the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Trust Indenture Act"), of the Trustee filed as an exhibit to the Registration Statement.

            (c) (i) The Registration Statement, in the form in which it became or becomes effective, did not or will not contain and the Registration Statement, as amended or supplemented, if applicable, will not contain, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the


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      representations and warranties set forth in this paragraph (c) do not apply to statements or omissions in the Registration Statement or the Prospectus, or any amendment or supplement thereto, based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein or to the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee filed as an exhibit to the Registration Statement.

            (d) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, and each Registration Statement filed pursuant to Rule 462(b) under the Act, if any, complied when so filed in all material respects with the Act; and did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (d) do not apply to statements or omissions in any preliminary prospectus, or any amendment or supplement thereto, based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein or to the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee filed as an exhibit to the Registration Statement.

            (e) Each of the Company and its Subsidiaries (as defined) organized under the laws of the United States, any state thereof or the District of Columbia (the "Domestic Subsidiaries") has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, except where the failure to be duly incorporated or validly existing or to have such power and authority would not have a Material Adverse Effect (as defined below). The Company is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where to failure to be so qualified would not have a material adverse effect on the business, condition (financial or otherwise), results of operations or properties of the Company and its Subsidiaries, taken as a whole (each, a "Material Adverse Effect").

            (f) Each Subsidiary of the Company that is not a Domestic Subsidiary and would constitute a "significant subsidiary" (as defined in Section 1-02 of Regulation S-X of the Commission) has been duly incorporated (or the equivalent thereof), is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and required authority to carry on its business as it is currently being conducted and to own, lease and operate its properties. The term "Subsidiary" means each person with at least nominal assets of which a majority of the voting equity securities or other interests is owned, directly or indirectly, by the Company as of the Closing Date, such persons being referred to collectively as the "Subsidiaries."


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            (g) Each of the Domestic Subsidiaries is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.

            (h) Each Subsidiary of the Company that is not a Domestic Subsidiary and would constitute a "significant subsidiary" (as defined in Section 1-02 of Regulation S-X of the Commission) is duly qualified and is in good standing (or the equivalent thereof) as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.

            (i) All of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company or a Subsidiary of the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature, except for nominal shares held pursuant to the requirements of local law, and except as described in the Prospectus; there are no outstanding rights, warrants or options to acquire, or securities convertible into or exchangeable for, any shares of capital stock or other equity interest in any of the Company's Subsidiaries.

            (j) The Company has the authorized, issued and outstanding capitalization set forth in the Prospectus under the heading "Capitalization" (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus).

            (k) All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

            (l) The Securities have been duly authorized by the Company and, when the Securities are executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, the Securities will be entitled to the benefits of the Indenture and will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to the effects of (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

            (m) The Securities, the Indenture and each of the Merger Agreement and the Credit Facilities conform in all material respects as to legal matters to the description thereof contained in the Prospectus.


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            (n) The Indenture has been or will, at the Closing Date, be duly qualified under the Trust Indenture Act and has been duly and validly authorized by the Company and, when the Securities are delivered and paid for pursuant to this Agreement on the Closing Date, the Indenture will have been duly executed and delivered by the Company and will constitute a valid and legally binding agreement of the Company, enforceable in accordance with its terms except as (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws now or hereafter in effect relating to or affecting creditors' rights generally; (ii) that the remedies of specific performance and injunctive and other forms of relief are subject to general equitable principles, whether enforcement is sought at law or in equity, and that such enforcement may be subject to the discretion of the court before which any proceedings therefor may be brought; and (iii) as rights to indemnity and contribution may be limited by state or federal laws relating to securities or by the policies underlying such laws.

            (o) This Agreement has been duly authorized, executed and delivered by the Company.

            (p) Neither the Company nor any of its Subsidiaries is (i) in violation of its respective charter or by-laws, (ii) in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its Subsidiaries, taken as a whole, to which the Company or any of its Subsidiaries is a party or by which it or any of its Subsidiaries or their respective property is bound or (iii) except for violations that, individually or in the aggregate, would not have a Material Adverse Effect or a material adverse effect on the ability of the Company and the Underwriters to consummate the Offering (as defined in the Prospectus), in violation of any law, statute, rule, regulation, judgment or court decree applicable to the Company or any of its Subsidiaries.

            (q) The execution, delivery and performance of the Transaction Documents by the Company, compliance by the Company with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the certificate of incorporation or by-laws of the Company or any of its Subsidiaries, (ii) any of the terms, conditions or provisions of any document, agreement, indenture or other instrument to which the Company or any of its Subsidiaries is a party or by which the Company, any of its Subsidiaries or their respective properties are bound, other than the separate Note and Guarantee Agreements governing the 10.45% Senior Notes due 2001, or (iii) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on the Company, any of its Subsidiaries or their respective properties except, in the case of (ii) and (iii), for such conflicts, defaults or violations that would not have a Material Adverse Effect. No consent, approval, waiver, license or authorization or other action by or filing with any governmental authority is required in connection with the execution, delivery and performance by the Company of the Transaction Documents or the consummation by the


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      Company of the transactions contemplated hereby and thereby, except under the Act and the state or foreign securities or blue sky laws or except as shall have been obtained or made on or prior to the Closing Date.

            (r) The Merger Agreement has been duly authorized, executed and delivered by the Company.

            (s) The statistical and market-related data included in the Prospectus or incorporated therein by reference are based on or derived from sources which the Company believes to be reliable and accurate in all material respects.

            (t) Except as otherwise set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any of their respective property is the subject which are required to be described in the Registration Statement or Prospectus, and to the best of the Company's knowledge, no such proceedings are threatened. No contract or other document of a character required to be filed as an exhibit to the Registration Statement is not so filed as required.

            (u) (i) The Company and each of its Subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants, as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Prospectus; (ii) neither the Company nor any of its Subsidiaries has received notice of any proceedings relating to the revocation or termination of any such permits; except, in the case of clauses (i) and (ii), where failure to have such permits, or the revocation or termination of any such permits would not, individually or in the aggregate, result in a Material Adverse Effect.

            (v) The Company and each of its Subsidiaries has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions to all property and assets described in the Registration Statement as being owned by it except for any such liens (i) set forth in Annex II hereto, (ii) for taxes not yet due and payable or for taxes being contested in good faith and for which adequate reserves, in accordance with generally accepted accounting principles, have been taken or (iii) as would not, individually or in the aggregate, have a Material Adverse Effect.

            (w) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            (x) Except as (i) set forth in the Prospectus or (ii) pursuant to the Stockholders' Agreement dated as of December 22, 1992 by and among the Company and the persons signatory thereto, no holder of any security of the Company has any


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

      right to require registration of shares of Class A Common Stock or any other security of the Company.

            (y) The Company and/or its Subsidiaries owns all rights to or has the right to use the designs embodying all of the patents, trademarks, service marks, trade names, copyrights, licenses and rights presently used by them in the conduct of the Company's business and neither the Company nor any of its Subsidiaries has received notice or is otherwise aware of any conflict with the rights of others, the result of which conflict is reasonably likely to result in a Material Adverse Effect, and to the best of the Company's knowledge, there is no infringement on such patents, trademarks, servicemarks, trade names, copyrights, licenses and right by others the result of which infringement is reasonably likely to result in a Material Adverse Effect.

            (z) Price Waterhouse LLP are independent public accountants with respect to the Company as required by the Act.

            (aa) The financial statements, together with related schedules and notes forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its Subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and its Subsidiaries.

            (ab) The pro forma financial information and the related notes thereto included in the Registration Statement (and any amendment or supplement thereto) have been prepared in accordance with the applicable requirements of the Act, include all adjustments necessary to present fairly in all material respects the pro forma financial condition and results of operations at the respective dates and for the respective periods indicated.

            (ac) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

            (ad) Except as set forth in or contemplated by the Registration Statement and the Prospectus, subsequent to the respective dates as of which information is given therein and up to and including the Closing Date, (i) none of the Company or any of its Subsidiaries has entered into any transactions that are material to the Company and its Subsidiaries, taken as a whole, outside of the ordinary course of business, (ii) there has not been any material adverse change in the business, condition (financial or otherwise), results of operations or properties of the Company and its Subsidiaries, taken as a whole

      (each, a "Material Adverse Change") and (iii) there has not been any issuance of options or warrants to purchase capital stock of the Company or any of its Subsidiaries, or any payment of or declaration to pay any dividends or other distribution with respect to the capital stock of the Company.

            (ae) Except as disclosed in the Prospectus (including with respect to this Agreement), neither the Company nor any Subsidiary is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or any Subsidiary or the Underwriters for a brokerage commission, finder's fee or like payment in connection with the offering of the Securities.

            7. Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented), any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished in writing to the Company or on behalf of any Underwriter through you expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages and liabilities and judgments purchased Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or delivered by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, and if the Prospectus (as amended and supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or judgment. In addition, the Company agrees to indemnify and hold harmless any Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against all costs of such Underwriter or controlling person (including reasonable fees and expenses of counsel) incurred in connection with the enforcement by the Underwriter or such controlling person of the indemnification provisions of Section 7(a) of this Agreement against the Company.

            (b) In case any action shall be brought against any Underwriter or any person controlling such Underwriter, based upon any preliminary prospectus, the Registration Statement or the Prospectus, any amendment or supplement thereto or any document incorporated therein by reference and with respect to which indemnity may be sought against the Company, such Underwriter shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all reasonable fees and expenses; provided that the Company shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case, subsequently incurred by such indemnified party, in connection with the defense thereof, other than the reasonable cost of the investigation. Any Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the employment of such counsel has been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Company and such Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company, in which case the Company shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person and the Company shall be liable for the reasonable legal expenses of counsel to such Underwriter or such controlling person in connection with the defense of such action, provided that such counsel to such Underwriter or such controlling person shall use reasonable efforts to coordinate with counsel to the Company on overlapping issues, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to one separate firm of local counsel in each such jurisdiction) at any time, for all such Underwriters and controlling persons, which firm shall be designated in writing by DLJ and that all such fees and expenses shall be reimbursed promptly upon request. The Company shall not be liable for any settlement of any action subject to indemnification hereunder effected without the written consent of the Company, which consent shall not be unreasonably withheld, but if settled with the written consent of the Company the Company agrees to indemnify and hold harmless any Underwriter and any such controlling person from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

            (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter but only with reference to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement or the Prospectus (as amended or supplemented) or any preliminary prospectus. In case any action shall be brought against the Company, any of its directors, any such officer or any person controlling the Company based on the Registration Statement or the Prospectus (as amended or supplemented) or any preliminary prospectus and in respect of which indemnity may be sought against any Underwriter, the Underwriter shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company, its directors, any such officers and any person controlling the Company shall have the rights and duties given to the Underwriter, by
      Section 7(b) hereof.

            (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses but after deducting underwriting discounts and commissions) received by the Company and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Securities, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the

      Securities underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7(b) are several in proportion to the respective number of Securities purchased by each of the Underwriters hereunder and not joint.

            8. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Securities on the Closing Date are subject to the satisfaction of each of the following conditions:

            (a) All of the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Company shall have performed or complied in all material respects with all of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

            (b)(i) The Registration Statement shall have become effective (or if (i) a post-effective amendment thereto (including any such amendment required to be filed pursuant to Rule 430A under the Act) or (ii) a new or additional registration statement pursuant to Rule 462 under the Act has been filed, such post-effective amendment or new or additional registration statement (as applicable) shall become effective) not later than the opening of business on the first full business day next following the date of this Agreement or at such later date and time as you may approve in writing, (ii) at the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission and every comment by or request for additional information on the part of the Commission or any securities commission or regulatory authority of the several states or any foreign jurisdiction shall have been responded to or complied with in all material respects and (iii) no stop order suspending the sale of the Securities in California, Colorado, Connecticut, Illinois, Maryland, Massachusetts, Minnesota, New Jersey, New York, Pennsylvania and Texas shall have been issued and no proceeding for that purpose shall have been commenced and be pending before any securities regulators, and the Company shall not have received notice of the contemplation of any such issuance by any such securities regulator.

            (c) Subsequent to the effective date of this Agreement, except as set forth in or contemplated by the Registration Statement and the Prospectus, (i) there shall not have been any Material Adverse Change, or any development involving a prospective Material Adverse Change, whether or not arising in the ordinary course of business of the Company, (ii) there shall not have been any change, or any development involving a prospective material adverse change, in the capital stock or in the long-term debt of the Company or any of its Subsidiaries (other than (A) as a result of borrowings (revolving or other) for working capital incurred in the ordinary course of business and (B) the

      Merger and the Financing, each as described in the Prospectus), (iii) the Company and its Subsidiaries shall not have incurred any liability or obligation, direct or contingent, which is material to the Company and its Subsidiaries, taken as a whole and which have materially changed the financial position of the Company and its Subsidiaries, taken as a whole (other than as a result of the Merger and the Financing, each as described in the Prospectus) and (iv) on the Closing Date, you shall have received a certificate dated the Closing Date signed by Mr. Martin H. Loeffler and Mr. Edward G. Jepsen, in their capacities as (A) the President and Chief Executive Officer and (B) Executive Vice President and Chief Financial Officer of the Company, respectively, confirming the matters set forth in paragraphs (a), (b), and (c)(i) of this Section 8.

            (d) You shall have received on the Closing Date an opinion (in the form attached hereto as Annex II), dated the Closing Date of Winthrop, Stimson, Putnam & Roberts, special counsel for the Company, with respect to the Company and its Subsidiaries. The opinion of Winthrop, Stimson, Putnam & Roberts shall be rendered to you at the request of the Company and shall so state therein.

            (e) You shall have received on the Closing Date an opinion (in the form attached hereto as Annex III), dated the Closing Date of Simpson Thacher & Bartlett, special counsel for the Company, with respect to the Company and its Subsidiaries. The opinion of Simpson Thacher & Bartlett shall be rendered to you at the request of the Company and so state therein.

            (f) You shall have received on the Closing Date an opinion (in the form attached hereto as Annex IV), dated the Closing Date of Edward C. Wetmore, counsel for the Company, with respect to the Company and its Subsidiaries. The opinion of Edward C. Wetmore shall be rendered to you at the request of the Company and shall so state therein.

            (g) You shall have received on the Closing Date an opinion, dated the Closing Date of Latham & Watkins, counsel for the Underwriters, in form and substance reasonably satisfactory to the Underwriters.

            (h) You shall have received a letter concurrently with the execution of this Agreement and on and as of the Closing Date in form and substance reasonably satisfactory to you, from Price Waterhouse LLP, independent public accountants, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus and/or incorporated therein by reference.

            (i) Latham & Watkins shall have been furnished with such documents as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 8.

            (j) The Company and the Trustee shall have entered into the Indenture and the Underwriters shall have received counterparts, conformed as executed, thereof.

            (k) The Merger Agreement shall have been executed and delivered by the parties thereto and shall be in force and effect.

            (l) The Underwriters shall be satisfied that the Merger and the Credit Facilities shall have been consummated or will be consummated on the Closing Date on the terms described in the Registration Statement.

            All opinions, certificates, letters and other documents required by this Section 8 to be delivered by the Company will be in compliance with the provisions hereof if and only if they are reasonably satisfactory in form and substance to the Underwriters. The Company will furnish the Underwriters with such conformed copies of such opinions, certificates, letters and other documents as the Underwriters or their counsel shall reasonably request.

            9. Effective Date of Agreement and Termination. This Agreement shall become effective upon the later of (i) execution of this Agreement, (ii) when notification of the effectiveness of the Registration Statement has been released by the Commission and (iii) if a post-effective amendment to the Registration Statement has been filed (including any post-effective amendment required to be filed pursuant to Rule 430A) or a new or additional registration statement has been filed (including any new or additional registration statement required to be filed pursuant to Rule 462 under the Act), the effectiveness of such post-effective amendment or new or additional registration statement. Until this Agreement becomes effective as aforesaid, it may be terminated by the Company by notifying the Underwriters or by the Underwriters by notifying the Company.

            This Agreement may be terminated at any time after it becomes effective and prior to the Closing Date by you by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus, or (ii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market or limitation on prices for securities on any such exchange or the Nasdaq National Market or (iii) the declaration of a banking moratorium by either federal or New York State authorities.

            If on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase the Securities which it or they have agreed to purchase hereunder on such date and the aggregate number of Securities, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Securities to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Securities set forth opposite its name in Annex I bears to the total number of Securities which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Securities which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the number of Securities which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Securities without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate number of Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Securities to be purchased on such date by all Underwriters and arrangements satisfactory to you and the Company for purchase of such Securities are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

            10. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company, to Amphenol Corporation, 358 Hall Avenue, Wallingford, Connecticut, 06492-7530, Attention:
President, and (b) if to any Underwriter or to you, to Donaldson, Lufkin & Jenrette Securities Corporation, 2121 Avenue of the Americas, Los Angeles, California, 90067, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

            The respective indemnities, contribution agreements, representations, warranties and other statements of the Company and the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or by or on behalf of the Company, the officers or directors of the Company or any controlling person of the Company, (ii) acceptance of the Securities and payment for them hereunder and (iii) termination of this Agreement.

            If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms hereof or to fulfill any of the conditions set forth in Section 8 of this Agreement, other than by reason of a default under this Agreement by an Underwriter, the Company agrees to reimburse the several Underwriters upon demand accompanied by reasonable supporting documentation for all out-of-pocket expenses (including the reasonable fees and disbursements of counsel) reasonably incurred by them in connection with the matters contemplated by this Agreement.

            Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Underwriters, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Securities from any of the several Underwriters merely because of such purchase.

            This Agreement shall be governed and construed in accordance with the laws of the State of New York.

            This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

                           [Signature page follows]

            Please confirm that the foregoing correctly sets forth the agreement between the Company and the Underwriters.


                                          Very truly yours,


                                          AMPHENOL CORPORATION


                                          By: /s/ Edward G. Jepsen
                                             ----------------------------------
                                             Name:  Edward G. Jepsen
                                             Title: Executive Vice President
                                                    and Chief Financial Officer
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
LEHMAN BROTHERS INC.
BT SECURITIES CORPORATION
CHASE SECURITIES INC.


By: DONALDSON, LUFKIN & JENRETTE
          SECURITIES CORPORATION


By: /s/ David Posnick
   ----------------------------
      Name:  David Posnick
      Title: Vice President

                                    ANNEX I

Underwriter                                                Principal Amount of
                                                             Securities to be
                                                                Purchased
                                                           -------------------
Donaldson, Lufkin & Jenrette
  Securities Corporation ................................     $ 84,000,000

Lehman Brothers Inc. ....................................       84,000,000

BT Securities Corporation ...............................       36,000,000

Chase Securities Inc. ...................................       36,000,000
                                                              ============
Total ...................................................     $240,000,000

                                   ANNEX II

            Form of Opinion of Winthrop, Stimson, Putnam & Roberts

                              [WSP&R Letterhead]

                                 May 19, 1997

DONALDSON, LUFKIN & JENRETTE
   SECURITIES CORPORATION
LEHMAN BROTHERS INC.
BT SECURITIES CORPORATION
CHASE SECURITIES INC.

c/o Donaldson, Lufkin & Jenrette
      Securities Corporation
2121 Avenue of the Stars
Los Angeles, California 90067

Ladies and Gentlemen:

            We have acted as special counsel to Amphenol Corporation, a Delaware corporation (the "Company"), in connection with the issuance and sale by the Company of $240,000,000 aggregate principal amount of the Company's 97/8% Senior Subordinated Notes due 2007 (the "Notes"), pursuant to the Underwriting Agreement dated May 13, 1997 between the Company and each of you (the "Underwriting Agreement").

            This opinion is being furnished to you pursuant to Section 8(d) of the Underwriting Agreement. Capitalized terms used but not defined herein have the respective meanings ascribed to them in the Underwriting Agreement.

            In such capacity, we have reviewed copies of the Company's Registration Statement on Form S-3 (File No. 333-22521) relating to the Notes, as amended by each amendment thereto (the "Registration Statement"), filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and the Prospectus dated May 13, 1997 in the form filed with the Commission pursuant to Rule 424(b) under the Securities Act. We have also reviewed such other documents and satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to express this opinion. In our review, we have assumed the genuineness of all signatures, the authenticity of all documents and other materials submitted to us as originals and the conformity to authentic originals of all documents and other materials submitted to us as certified or photostatic copies. As to various questions of fact material to this opinion, we have reviewed and relied upon, to the extent we have deemed such reliance proper, corporate records, agreements, documents and other instruments, and certificates or comparable documents of public officials and of officers and representatives of the Company.

            We are members of the Bar of the State of New York and do not express any opinion herein concerning the law of any jurisdiction other than the law of the State of New York, the General Corporation Law of the State of Delaware and the federal law of the United States.

            Subject to the foregoing and to the further exceptions and qualifications set forth herein, we are of the opinion that:

            1. The Company has been duly incorporated, is validly existing as a corporation in good standing under the law of the State of Delaware and has the corporate power and authority to carry on its business as described in the Registration Statement and to own, lease and operate its properties.

            2. The execution, delivery and performance of the Transaction Documents by the Company, compliance by the Company with all the provisions thereof and the consummation of the transactions contemplated thereby will not conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the Restated Certificate of Incorporation or the By-laws of the Company, (ii) any of the terms, conditions or provisions of any document, agreement, indenture or other instrument known to us to which the Company is a party or by which the Company or any of its properties are bound or
(iii) to the best of our knowledge (without independent inquiry) any judgment, writ, injunction, decree, order or ruling issued pursuant to any Federal or New York statute or the Delaware General Corporation Law by any court or governmental authority binding on the Company or any of its properties, except, in the case of clauses (ii) and (iii), (A) where such conflict, default or violation would not reasonably be expected to have a Material Adverse Effect,
(B) that we express no opinion as to any conflict, violation or default with or relating to (1) the indenture relating to the Company's 12 3/4% Senior Subordinated Notes due 2002, (2) the Credit Facilities, (3) the Receivables Purchase Agreement, dated as of December 3, 1993, among Amphenol Funding Corp., the Company, Pooled Accounts Receivable Capital Corporation and Nesbitt Burns Securities, Inc., as successor to the Bank of Montreal, as agent, as amended to the date hereof, (4) the Purchase and Sale Agreement, dated as of December 3, 1993, among the originators named therein, Amphenol Funding Corp. and the Company, as amended to the date hereof,
(5) the Amended and Restated Receivables Purchase Agreement, dated as of the date hereof, among Amphenol Funding Corp., the Company, Pooled Accounts Receivable Capital Corporation and Nesbitt Burns Securities, Inc., as agent and
(6) the Amended and Restated Purchase and Sale Agreement, dated as of the date hereof, among the originators named therein, Amphenol Funding Corp. and the Company and (C) that for purposes of this opinion we have assumed that (1) the Company's Senior Notes due 2001 have been retired and (2) the Credit Agreement, dated as of November 30, 1995, among the Company, the several banks and other financial institutions named therein and Chemical Bank, as administrative agent, has been terminated.

            3. To our knowledge, no contract or other document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required.

            4. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            This opinion is rendered solely for your use in connection with the transactions contemplated by the Underwriting Agreement, and may not be relied upon in any manner by any other person or for any other purpose without our prior written consent.


                                                Very truly yours,

                                   ANNEX III

                 Form of Opinion of Simpson Thacher & Bartlett

                                                                  May 19, 1997

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
LEHMAN BROTHERS INC.
BT SECURITIES CORPORATION
CHASE SECURITIES INC.
c/o Donaldson, Lufkin & Jenrette
      Securities Corporation
      2121 Avenue of the Stars
      Los Angeles, California 90067

Ladies and Gentlemen:

            We have acted as counsel to Amphenol Corporation, a Delaware corporation (the "Company"), in connection with the purchase by you of $240,000,000 aggregate principal amount of 97/8% Senior Subordinated Notes due 2007 (the "Notes") of the Company, pursuant to the Underwriting Agreement between you and the Company dated May 13, 1997 (the "Underwriting Agreement").

            We have examined the Registration Statement on Form S-3 (File No. 333-22521) filed by the Company under the Securities Act of 1933, as amended (the "Act"), as it became effective under the Act (the "Registration Statement"); the Company's prospectus dated May 13, 1997 (the "Prospectus"), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the "Commission") under the Act,


                                   III-1
which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1996, as amended by Amendment No. 1 thereto on Form 10-K/A, the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended March 31, 1997, the Current Report on Form 8-K of the Company dated January 23, 1997 and the Current Report on Form 8-K of the Company dated May 9, 1997 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and the Indenture dated as of May 15, 1997 (the "Indenture") between the Company and IBJ Schroder Bank & Trust Company, as Trustee (the "Trustee") relating to the Notes. In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the Notes, of which we have examined specimens) and upon originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents or oral statements of public officials and of officers and representatives of the Company, and have made such other and further investigations, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth. Our opinions that the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and that the Registration Statement has become effective under the Act, are based on oral advice from the staff of the Commission to the effect that the Registration Statement has been declared effective.

            In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents.


                                   III-2

            Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion that:

            1. The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms.

            2. The Notes have been duly authorized, executed and issued by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with the Underwriting Agreement, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture.

            3. The statements made in the Prospectus under the caption "Description of the Notes," insofar as they purport to constitute summaries of certain terms of documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

            4. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

            5. The issue and sale of the Notes by the Company and the compliance by the Company with all of the provisions of the Underwriting Agreement will not breach or result in a default under the Indenture dated December 15, 1992 between the Company and The Bank of New York, the Credit Agreement, as described in the Prospectus, or the amended accounts receivable facility, nor will such action violate any Federal or New York statute or the Delaware General Corporation Law or any rule or regulation that has been issued pursuant to any Federal or New York statute or the Delaware General Corporation Law or any order known to us issued pursuant to any Federal or New York statute or the Delaware General Corporation Law by any court or governmental agency or body or court having jurisdiction over the Company or any of its subsidiaries or any of their properties.

            6. No consent, approval, authorization, order, registration or qualification of or with any Federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law or, to our knowledge, any Federal or New York court or any Delaware court acting pursuant to the Delaware General Corporation Law is required for the issue and sale of the Notes by the Company and the compliance by the Company with all of the provisions of the Underwriting Agreement, except for the registration under the Act of the Notes, and such consents, approvals, authorizations, registrations or qualifications as may be


                                   III-3
      required under state securities or Blue Sky Laws in connection with the purchase and distribution of the Notes by the Underwriters.

            7. The Registration Statement has become effective under the Act and the Prospectus was filed on May __,1997 pursuant to Rule 424(b) ____ of the rules and regulations of the Commission under the Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or proceeding for that purpose has been instituted or threatened by the Commission.

            8. The Company is not an "investment company" within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended.

            Our opinions set forth in paragraphs 1 and 2 above are subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

            We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraph 3 above. In the course of the preparation by the Company of the Registration Statement and the Prospectus, we participated in conferences with certain officers and employees of the Company, with representatives of Price Waterhouse LLP and with counsel to the Company. We did not prepare the Exchange Act Documents; however, we discussed the Exchange Act Documents with the Company and with counsel to the Company prior to their filing with the Commission. Based upon our examination of the Registration Statement, the Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, and the Prospectus (excluding the Exchange Act Documents) and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement,


                                   III-4
as of its effective date, and the Prospectus, as of May 13, 1997, complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents complied as to form when filed in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents, and
(ii) we have no reason to believe that the Registration Statement, as of its effective date (including the Exchange Act Documents on file with the Commission on such effective date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus (including the Exchange Act Documents) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents.

            We are members of the Bar of the State of New York and we do not express any opinion herein concerning any law other than the law of the State of New York, the federal law of the United States and the Delaware General Corporation Law.

            This opinion letter is rendered to you in connection with the above described transactions. This opinion letter may not be relied upon by you for any other purpose, or relied



                                   III-5
upon by, or furnished to, any other person, firm or corporation without our prior written consent.

                                          Very truly yours,

                                          SIMPSON THACHER & BARTLETT


                                   III-6

                                   ANNEX IV

                     Form of Opinion of Edward C. Wetmore

                             [Wetmore Letterhead]

                                                                  May 19, 1997

DONALDSON, LUFKIN & JENRETTE
   SECURITIES CORPORATION
LEHMAN BROTHERS INC.
BT SECURITIES CORPORATION
CHASE SECURITIES INC.

c/o Donaldson, Lufkin & Jenrette
      Securities Corporation
2121 Avenue of the Stars
Los Angeles, California 90067

Ladies and Gentlemen:

            I am General Counsel of Amphenol Corporation, a Delaware corporation (the "Company"), and have advised the Company in connection with the issuance and sale by the Company of $240,000,000 aggregate principal amount of the Company's 97/8% Senior Subordinated Notes due 2007 (the "Notes"), pursuant to the Underwriting Agreement dated May 13, 1997 between the Company and each of you (the "Underwriting Agreement").

            This opinion is being furnished to you pursuant to Section 8(f) of the Underwriting Agreement. Capitalized terms used but not defined herein have the respective meanings ascribed to them in the Underwriting Agreement.

            I have reviewed signed copies of the Company's Registration Statement on Form S-3 (File No. 333-22521) relating to the Notes, as amended by each amendment thereto (the "Registration Statement"), filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and the Prospectus dated May 13, 1997, in the form filed with the Commission pursuant to Rule 424(b) under the Securities Act (the "Prospectus"). I have also reviewed such documents and satisfied myself as to such other matters as I have deemed necessary in order to enable me to express this opinion. In my review, I have assumed the genuineness of all signatures, the authenticity of all documents and other materials submitted to me as originals and the conformity to authentic originals of all documents and other materials submitted to me as certified or photostatic copies. As to various questions of fact material to this opinion, I have reviewed and relied upon, to the extent I have deemed such reliance proper, corporate records, agreements, documents and other instruments, and certificates or comparable documents of public officials and of officers and representatives of the Company.

            I am a member of the Bar of the State of Connecticut and do not express any opinion herein concerning the laws of any jurisdiction other than the laws of the State of Connecticut, the General Corporation Law of the State of Delaware and the federal laws of the United States.

            Subject to the foregoing and to the further exceptions and qualifications set forth herein, I am of the opinion that:

            1. The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to carry on its business as described in the Registration Statement and to own, lease and operate its properties.

            2. The Company is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.

            3. Each Subsidiary has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Registration Statement and to own, lease and operate its properties and, to the best of my knowledge, is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.

            4. The execution, delivery and performance of the Transaction Documents by the Company, compliance by the Company with all the provisions thereof and the consummation of the transactions contemplated thereby will not conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the certificate of incorporation or the by-laws of the Company or any of its Subsidiaries, (ii) any of the terms, conditions or provisions of any document, agreement, indenture or other instrument known to me to which the Company or any of its Subsidiaries is a party or by which the Company, any of its

Subsidiaries or their respective properties are bound or (iii) to the best of my knowledge, any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on the Company, any of its Subsidiaries or their respective properties, except, in the case of clauses (ii) and (iii), (A) where such conflict, default or violation would not have a Material Adverse Effect and (B) that I express no opinion as to any conflict, violation or default with or relating to the Indenture relating to the Company's 12 3/4% Senior Subordinated Notes due 2002.

            5. The Company has all requisite corporate power and authority to enter into the Merger Agreement and to consummate the transactions contemplated thereby.

            6. The Merger Agreement has been duly authorized, executed and delivered by the Company.

            7. To the best of my knowledge, except as otherwise disclosed in the Prospectus, there is no legal or governmental proceeding pending to which the Company or any of its Subsidiaries is a party or of which any of their respective properties is the subject which is required to be described in the Registration Statement or the Prospectus, and to the best of my knowledge, no such proceeding is threatened.

            8. To my knowledge, no contract or other document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required.

            In connection with the preparation of the Registration Statement and the Prospectus, I have participated in conferences with officers and other representatives of and counsel to the Company, representatives of the independent certified public accountants of the Company and representatives of the Underwriters and counsel to the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed. Although I have not undertaken to investigate or verify independently, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement or the Prospectus, on the basis of the foregoing, no facts have come to my attention that give me reason to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b) and at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that I express no opinion as to (i) financial statements and related notes, the financial statement schedules and other financial and statistical data included or incorporated by reference therein, (ii) that part of the Registration Statement which constitutes the Trustee's Statement of Eligibility under the Trust Indenture Act on Form T-1 or (iii) the statements therein concerning The Depository Trust Company ("DTC") and DTC's book-entry system.

            This opinion is rendered solely for your use in connection with the transactions contemplated by the Underwriting Agreement and may not be relied upon in any manner by any other person or for any other purpose without my prior written consent.

                                Very truly yours,